EXHIBIT 10.2


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "33 ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 33 ACT, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE 33 ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                                BSP Onelink, Inc.

                        WARRANT TO PURCHASE COMMON SHARES
                        ---------------------------------

     This is to certify that, For Value Received, Cornerstone Alliance, LLC, or its registered assignee ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from BSP Onelink, Inc, a Delaware corporation ("Onelink"), commencing on September 13, 2002 and continuing until the date twelve months thereafter, Four Hundred Fifty Thousand (450,000) shares ($0.001 par value) of the Common Stock of Onelink (the "Shares"). The number of Shares to be received upon the exercise of this Warrant, and the price to be paid per Share may be adjusted from time to time as hereinafter set forth. The Shares delivered or deliverable upon such exercise, as adjusted from time to time pursuant to the terms of this Warrant, are hereinafter sometimes referred to as "Warrant Stock." The exercise price of a single Shares in effect at any time as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". The term "Company" as used herein refers to the issuer of the Warrant Stock subject to this Warrant from time to time, whether that issuer is Onelink or a successor corporation or business entity.

          (a) EXERCISE OF WARRANT. Subject to the provisions hereof, the Holder is entitled to purchase an aggregate of 450,000 Shares at an exercise price equal to One Dollar ($1.00) per Share (the "Exercise Price") commencing
     September 12, 2002, and continuing for a period of 12 months thereafter (the Exercise Period") to and including September 12, 2003 (the "
     Expiration Date"). Any portion of this Warrant remaining unexercised following the Expiration Date shall be void and of no further effect. The Warrant shall be exercisable by presentation and surrender thereof to the Company with the Form of the Election annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in that form, together with all applicable taxes , if any. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant to the Company, in proper form for exercise, together with payment of the Exercise Price, issue Warrant Stock representing the exercised portion of the Warrant and issue a new Warrant for the number of shares of Warrant Stock remaining unexercised. Company may, in its discretion, request that any signature on a Form of Election be guaranteed.
          (b) RESERVATION OF SHARES. The Company hereby agrees that at all times, there shall be reserved for issuance/ or delivery upon exercise of this Warrant such number of shares of Warrant Stock as shall be required upon exercise of this Warrant.

          (c) ASSIGNMENT OR LOSS OF WARRANT. Except as restricted by law, this Warrant and all rights hereunder are transferable by the Holder in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, with the Form of Assignment annexed hereto duly executed, to the Company or at the office of its Stock transfer agent, if any, accompanied by payment of all transfer taxes, if any, payable in connection herewith: whereupon the Company shall, without charge, execute and deliver an new Warrant in the name of the assignee named in such instrument or assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall be the legal, valid and binding obligation of the Company. Company may, in its discretion, request that any signature on a Form of Assignment or other instrument delivered to Company be guaranteed.
          (d) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.
          (e) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding and unexercised (I) if the Company shall pay any dividend or make any distribution upon the Warrant Stock, or (ii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, the Company shall cause to be delivered to the Holder, a notice containing a brief description of the proposed action and stating the date on which a record is to be taken for the purpose of ;such action is to take place and the date, if any is to be fixed, as of which the holders of Warrant Stock of record shall be entitled to exchange their Warrant Stock for securities or other property deliverable upon such action.
          (f) CHANGE OF WARRANT STOCK; ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES UPON RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, recapitalization (including without limitation by means of a stock split, reverse stock split or stock dividend), capital reorganization or other change of Warrant Stock or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Warrant Stock of the class issuable upon exercise of this Warrant) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property that would have been received by such Holder if ;he had owned the number of shares of Warrant Stock purchasable upon exercise of this Warrant at the time of such action. Any such provision shall include provision for adjustments provided for in this Warrant.
          (g) TRANSFER TO COMPLY WITH THE 1933 ACT.
               1. This Warrant or the Warrant Stock or any other security issued or issuable upon the exercise of this Warrant, unless registered, may not be sold, transferred or otherwise disposed of except to a person who , in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant stock may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of any agreement of such person to comply with the provisions of ;this Section (g) with respect to any resale or other disposition of such securities.

               2. The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not therefore registered for distribution to the public, unless counsel for the Company is of the opinion as to any such legend is unnecessary:

                           The securities represented by this certificate may not be offered for resale, or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the"Act"), or pursuant to an exemption from registration under the 1933 Act the availability of which is to be established to the satisfaction of the Company.


          (i) APPLICABLE LAW. This Warrant shall be governed by the laws of Delaware
          (j) EFFECTIVE DATE. This Warrant shall be effective as of September12, 2002.

                                            BSP Onelink, Inc.



                                            By:
                                                --------------------------------
                                                                     , President
                                                --------------------

ATTEST:



----------------------------------
 Secretary

                                FORM OF ELECTION

                                BSP Onelink, Inc.

(To be executed by the Registered Holder if he desires to exercise Warrants evidenced by the within Warrant Certificate)

BSP Onelink, Inc.

The undersigned hereby elects to exercise this Warrant, evidenced by the within Warrant Certificate for , and to purchase thereunder _________________ Shares issuable upon exercise of said Warrant and delivery of $______________ and any applicable taxes.


The undersigned requests that the certificates for such shares be issued in the following name or names:

----------------------------------

----------------------------------

----------------------------------

SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER ___________________________________

Dated:  ___________________________        Holder Name__________________________

                                           Holder Signature ____________________

                           LIMITED FORM OF ASSIGNMENT

(To be executed by the Registered Holder if he desires to assign Warrants evidenced by the within Warrant Certificate)

FOR VALUE RECEIVED,______________________________ hereby sells, assigns and

transfers      unto      _______________________________________      ,      (#)
_____________________ Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocable constitute and appoint ______________________ Attorney to transfer the said Warrant evidenced by the within Warrant Certificate on the books of the Company, with full power of substitution.

Dated __________________


---------------------------------------
Signature

---------------------------------------
(Please print name)